UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 26, 2005

                          APPLIED NEUROSOLUTIONS, INC.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                  001-13835               39-1661164
----------------------------       -----------           ------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            file Number)          Identification No.)

             50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (847) 573-8000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b) and (d). Departure of Directors or Principal Officers;  Election of
                      Directors; Appointment of Principal Officers.

On July 26, 2005, Applied NeuroSolutions, Inc. ("APNS") issued a press release announcing the appointment of Jay B. Langner to the Board of Directors, replacing Preston Tsao, who resigned for personal reasons. Both the resignation of Mr. Tsao and the appointment of Mr. Langner occurred on July 26, 2005.

Mr. Tsao was a member of APNS' audit committee and compensation committee. It is anticipated that Mr. Langner will become a member of one of these committees.

A copy of APNS' press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibits.

99.1  Press Release dated July 26, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of July, 2005.

                                       APPLIED NEUROSOLUTIONS, INC.

                                       By: /s/ David Ellison
                                           -------------------------------------
                                           Name:   David Ellison
                                           Title:  Chief Financial Officer